EXHIBIT 10.3

INVESTOR AGREEMENT

July 20, 2023

This agreement (the “Investor Agreement”) is being delivered to you in connection with an understanding by and between Cosmos Health Inc., a Nevada corporation (the “Company”), and the person or persons named on the signature pages hereto (collectively, the “Holder”).

Reference is hereby made to (a) the Securities Purchase Agreement, dated July 20, 2023, by and among the Company and the Purchasers party thereto, in connection with the best efforts public offering (the “Offering”) of the Company (the “Purchase Agreement”) pursuant to which the Holder and certain other purchasers acquired (i) certain shares (the “Shares”) of common stock, $0.001 par value per share, of the Company (the “Common Stock”), (ii) pre-funded warrants of the Company to purchase Shares of Common Stock, (the “Pre-Funded Warrants”), and (iii) warrants of the Company to purchase shares of Common Stock, (the “Common Warrants,” and together with the Shares and Pre-Funded Warrants, the “Securities”) and (b) the registration statement on Form S-3, as amended (File No. 333-267550) (“Registration Statement”). Capitalized terms not defined herein shall have the meaning as set forth in the Purchase Agreement, unless otherwise set forth herein.

The Holder acknowledges that the Company intends to hold an annual meeting or one or more special meetings of its stockholders (the “Meeting”) at which the Company’s stockholders of record as of a date to be determined in the future (the “Record Date”) shall be asked to adopt and/or approve, among other things, the issuance of shares of common stock of the Company, pre-funded warrants to purchase common stock and common warrants to purchase common stock that were issued to certain purchasers pursuant to that certain Securities Purchase Agreement dated October 17, 2022, by and among the Company and the purchaser parties thereto (the “Proposal”).

The Holder, solely in its capacity as a stockholder of the Company, agrees to vote (or cause to be voted) all of the shares of Common Stock that it either owns or that it has or shares discretion to vote as of the Record Date, at the Meeting or any adjournment thereof, and/or in any action by written consent of the stockholders of the Company, in favor of (i) the Proposal and (ii) any other matter specifically relating to the Proposal, unless the internal policies of the Holder prohibit a vote on one or more Proposal, in which event the Holder shall abstain on such vote. The Holder hereby agrees not to grant any proxy with respect to such shares of Common Stock or to enter into or agree to be bound by any voting trust or agreement or other arrangement of any kind that is inconsistent with the provisions of this Investor Agreement. The Holder agrees not to revoke any such vote or change any vote once voted in favor of the Proposal.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Investor Agreement must be in writing and shall be given in accordance with the terms of the Purchase Agreement; provided that with respect to any notices, consents, waivers or other communications to be made by the Company to the Holder, such notice, consent, waiver or other communication shall be delivered to the Holder at the facsimile number or e-mail address provided on the signature page hereto.

This Investor Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto.

This Investor Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Investor Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Investor Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

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This Investor Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this Investor Agreement shall be governed by the applicable provisions of the Purchase Agreement.

Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this Investor Agreement, the other party or parties hereto may not have an adequate remedy at law for money damages in the event that this Investor Agreement has not been performed in accordance with its terms, and therefore agrees that such other party or parties shall be entitled to seek specific enforcement of the terms hereof in addition to any other remedy it may seek, at law or in equity.

The obligations of the Holder under this Investor Agreement are several and not joint with the obligations of any other holder of any of the Securities issued under the Purchase Agreement (each, an “Other Holder”) or any other holder of any of the Securities issued under the Registration Statement that is not a signatory to the Purchase Agreement (each, a “Prospectus Purchaser Other Holder”) under any other agreement, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder or any Prospectus Purchaser Other Holder under any such other agreement. Nothing contained herein or in this Investor Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders or any Prospectus Purchaser Other Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and the Other Holders or any Prospectus Purchaser Other Holder are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Investor Agreement and the Company acknowledges that the Holder and the Other Holders or any Prospectus Purchaser Other Holder are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Investor Agreement or any other agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Investor Agreement, and it shall not be necessary for any Other Holder or any Prospectus Purchaser Other Holder to be joined as an additional party in any proceeding for such purpose.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Other Holder or any Prospectus Purchaser Other Holder that purchases in excess of $250,000 of the Securities in the Offering through Delivery versus Payment (DVP) settlement with respect to any restrictions on the sale of Securities substantially in the form of this Investor Agreement (or any amendment, modification, waiver or release thereof) (each a “Settlement Document”), is or will be more favorable to such Other Holder than those of the Holder and this Investor Agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document with terms that are materially different from this Investor Agreement, then (i) the Company shall provide notice thereof to the Holder promptly following the occurrence thereof and (ii) the terms and conditions of this Investor Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Investor Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this paragraph shall apply similarly and equally to each Settlement Document.

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The parties hereto have executed this Investor Agreement as of the date first set forth above.

Sincerely,

COSMOS HEALTH INC.

By:
Name:
Title:

AGREED TO AND ACCEPTED:

“HOLDER”

By:
Name:
Title:

Fax Number:

Email Address:

[Investor Agreement Signature Page]

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